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                                                                    EXHIBIT 23.9







                      CONSENT OF INDEPENDENT ACCOUNTANTS




We consent to the incorporation by reference in this Registration Statement on Form S-4 (File No. 33-36565) of our report dated February 17, 1997, on our audit of the consolidated financial statements of First American Bancorp and subsidiary as of December 31, 1996, and for the year then ended. We also consent to the reference to our firm under the caption "Experts."






                                                /s/ Coopers & Lybrand L.L.P.


                                                COOPERS & LYBRAND L.L.P.


Birmingham, Alabama
October 16, 1997